UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:    January 20, 2020

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive, Rochester, New Hampshire 03867

(Address and telephone number of the registrant's principal executive offices)
(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code       (603) 330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) of 1934 (240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020 Albany International Corp. (“the Company”) announced that the Board of Directors of the Company (the “Board”) has appointed A. William Higgins as President and Chief Executive Officer of the Company effective January 20, 2020 to succeed Olivier Jarrault, who has resigned by mutual agreement with the Board.

The Company and Mr. Jarrault have entered into a General Release and Separation Agreement under which Mr. Jarrault will receive accelerated vesting of 50% of his unvested restricted stock units, as well as an amount equal to two times his base salary and target bonus ($3,400,000), payable over 24 months, and Company-paid COBRA.  The foregoing payments are subject to his general release of claims against the Company and compliance with certain restrictive covenants.

A summary of Mr. Higgins’ biographical and business experience can be found on the Company’s Definitive Proxy Statement filed on March 27, 2019, which is incorporated by reference herein.

Erland E. Kailbourne, who currently serves as a director and chair of the governance committee of the Company, will return to his role as Chairman of the Board, succeeding Mr. Higgins.

The Company also announced that the Board reduced its size from ten to nine members and the size of the audit committee from five to four members. Mr. Higgins has resigned from the audit committee and will not serve on any Board committees.

A copy of the Company’s press release, dated January 21, 2020, which sets forth other information required to be disclosed by this Item and is incorporated by reference herein, is attached as Exhibit 99.1.

A summary of Mr. Higgins’ material terms of compensation is attached as Exhibit 99.2, which is incorporated by reference herein.

Item 9.01 Exhibits

Exhibit 99.1                Press release dated January 21, 2020

Exhibit 99.2                Summary of Higgins compensation terms

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ Stephen M. Nolan

Name: Stephen M. Nolan
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	January 21, 2020

3